SECURITIES AND EXCHANGE
                                   COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                        Date of Report: December 28, 1998


                         TITAN MOTORCYCLE CO. OF AMERICA
                         -------------------------------
             (Exact name of registrant as specified in its charter)


                     Nevada                       86-0776876
                     ------                       ----------
         (State or other jurisdiction         (I.R.S. Employer
         or incorporation)                   Identification No.)


                     0-24477
                     -------
         (Commission File Number)


         2222 West Peoria Avenue
         Phoenix, Arizona                                85029
         ----------------------------                 ------------
         (Address of principal                        (Zip Code)
         executive offices)


Registrant's telephone number, including area code: (602) 861-6977
                                                    --------------

ITEM 4. Changes in Registrant's Certifying Accountant.
------------------------------------------------------
         By its Form 8-K report dated December 28, 1998 the registrant reported the change of its accountants and the appointment of Price Waterhouse Coopers as the new accountants for the registrant.

         The registrant has requested that the former accountants furnish the registrant with a letter stating whether they agreed with the statements made in the Item 4 of the December 28th report. The former accountant has now provided the registrant with its letter regarding this matter. A copy of the letter of the former accountants is filed as an exhibit to this report.

         The statement previously provided in the December 28th report is as follows:

         "The former accountants' report on the financial statements of the registrant for either of the past two years has not contained an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

         "During the registrant's two most recent fiscal years, and any subsequent interim period preceding the dismissal of the former accountants, there have been no disagreements with the former accountants on any matter of accounting principles or practices, or financial statement disclosure, which disagreements, if not resolved to the satisfaction of the former accountants, would have caused them to make references to the subject matter of the disagreements in connection with their report.

         "Further, during the registrant's two most recent fiscal years, and any subsequent interim period preceding the dismissal of the former accountants, the former accountants have not advised the registrant (a) that the internal controls necessary for the registrant to develop reliable financial statements do not exist; (b) that information has come to the accountants' attention that has led them to no longer be able to rely on management's representations, or that has made them unwilling to be associated with the financial statements prepared by management; (c) or the need to expand significantly the scope of their audit; (d) that information has come to the former accountants' attention that, if further investigated, may materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent them from rendering an unqualified audit report on those financial statements), or cause them to be unwilling to rely on management's representations or be associated with the registrant's financial statements; or (e) that information has come to the former accountants'
attention that they have concluded materially impacts the fairness or reliability of either, (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the former accountants' satisfaction, would prevent them from rendering an unqualified audit report on those financial statements)."

ITEM 7. Financial Statements and Exhibits.
------------------------------------------

         (c) Exhibits

Exhibit No.                Description
-----------                -----------

      16                   Letter of former accountants, Jones Jensen & Co.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

         DATED this 8th day of January, 1999.

                                               TITAN MOTORCYCLE CO. OF AMERICA



                                               By /s/ Francis S. Keery
                                                  ------------------------
                                                    Francis S. Keery
                                                    Chief Financial Officer


8k2.627